UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2012

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 L Street, NW, Washington, DC	20005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On April 30, 2012, CoStar Group, Inc. (“CoStar”) completed its acquisition of LoopNet, Inc. (“LoopNet”) pursuant to an Agreement and Plan of Merger dated April 27, 2011, as amended May 20, 2011 (the “Merger Agreement”), among CoStar, Lonestar Acquisition Sub, Inc., a wholly owned subsidiary of CoStar, (“Merger Sub”), and LoopNet, as a result of which LoopNet became a wholly-owned subsidiary of CoStar.

Item 1.01  Entry into a Material Definitive Agreement

On April 25, 2012, the parties to that certain Credit Agreement, dated February 16, 2012, by and among CoStar, as Borrower, CoStar Realty Information, Inc., as Co-Borrower, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, the “Credit Agreement”), entered into the First Amendment to the Credit Agreement (the “Amendment”) to extend the Commitment Termination Time (as defined in the Credit Agreement) from April 30, 2012 to May 31, 2012.  The foregoing description of Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.2.

Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to the Merger Agreement, on April 30, 2012, Merger Sub merged with and into LoopNet (the “Merger”), with LoopNet continuing as the surviving corporation in the Merger and becoming a wholly-owned subsidiary of CoStar. Pursuant to the Merger Agreement, at the effective time of the Merger (a) each outstanding share of the common stock of LoopNet (other than any shares owned by LoopNet, CoStar or their wholly-owned subsidiaries) issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive a unit consisting of (i) $16.50 in cash, without interest (the “Cash Consideration”) and (ii) 0.03702 shares of CoStar common stock (the “Stock Consideration”, and together with the Cash Consideration, the “Merger Consideration”), (b) each outstanding share of the Series A Convertible Preferred Stock of LoopNet issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive a unit consisting of (i) the product of 148.80952 multiplied by the Cash Consideration and (ii) the product of 148.80952 multiplied by the Stock Consideration, and (c) each of LoopNet's outstanding equity awards (including stock options and restricted stock units), whether vested or unvested, were canceled in exchange for cash and/or shares of Company common stock (depending on the type of award and the exercise price of the award, if any) based on the Merger Consideration less, in the case of a stock option, the per share exercise price.

The foregoing description of the Merger Agreement and the related Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2011, and Amendment No. 1 to the Merger Agreement, which was attached as Exhibit 2.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2011, both of which are incorporated herein by reference.

Our common stock will continue to trade on the Nasdaq Global Select Market under the symbol “CSGP”. Following consummation of the Merger, the common stock of LoopNet will be delisted from the NASDAQ Global Select Market.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 30, 2012, pursuant to the Credit Agreement, CoStar borrowed $175 million to fund a portion of the cash consideration that CoStar paid in connection with the Merger and to fund a portion of the fees, expenses and transaction costs related to the Merger.  The description of the terms of the Credit Agreement is incorporated herein by reference to CoStar’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2012, and Exhibit 10.1 thereto. In addition, the disclosure under Item 1.01 is incorporated herein by reference.

Item 8.01 Other Events

On April 30, 2012, we issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.
To the extent financial statements of LoopNet are required to be filed by this item, such financial statements will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.
To the extent pro forma financial information is required to be filed by this item, such financial information will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of April 27, 2011, by and among CoStar Group, Inc., Lonestar Acquisition Sub, Inc. and LoopNet, Inc. (Incorporated by reference to Exhibit 2.1 to CoStar’s Current Report on Form 8-K, filed on April 28, 2011).

2.2
Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 20, 2011, among LoopNet, Inc., CoStar Group, Inc. and Lonestar Acquisition Sub, Inc.  (Incorporated by reference to Exhibit 2.1 to CoStar’s Current Report on Form 8-K, filed on May 23, 2011).

10.1
Credit Agreement dated February 16, 2012, by and among CoStar, as Borrower, CoStar Realty Information, Inc., as Co-Borrower, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (Incorporated by reference to Exhibit 10.1 to Costar’s Current Report on Form 8-K, filed on February 23, 2012).

10.2
First Amendment dated as of April 25, 2012, to the Credit Agreement dated as of February 16, 2012, among CoStar Group, Inc., CoStar Realty Information, Inc., the Lenders from time to time party thereto and JPMorgan Chase Bank N.A., as Administrative Agent.

99.1	CoStar Group, Inc. Press Release dated April 30, 2012.

Cautionary Statements Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about CoStar’s financial expectations, the companies’ plans, objectives, expectations and intentions and other statements including words such as “hope,” “anticipate,” “may,” “believe,” “expect,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology. Such statements are based upon the current beliefs and expectations of management of CoStar and LoopNet and are subject to significant risks and uncertainties. Actual results may differ materially from the results anticipated in the forward-looking statements. The following factors, among others, could cause or contribute to such differences: the risk that the combination of CoStar and LoopNet does not result in or create the anticipated benefits for CoStar; the possibility that the sale of LoopNet’s interest in Xceligent does not close when expected or at all; the possibility that the public comment and final acceptance process for the Consent Order could result in further regulatory implications; the possibility that the conditions, divestitures and changes relating to the operations or assets of LoopNet and CoStar as a result of the FTC’s consent order may result in unanticipated adverse effects on the combined company; the risk that expected cost savings or other synergies from the Merger may not be fully realized or may take longer to realize than expected; the risk that the businesses of LoopNet and CoStar may not be combined successfully or in a timely and cost-efficient manner; and the risk that business disruption relating to the Merger may be greater than expected. Additional factors that could cause results to differ materially from those anticipated in the forward-looking statements can be found in CoStar’s Annual Report on Form 10-K for the year ended December 31, 2011, CoStar’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, LoopNet’s Annual Report on Form 10-K for the year ended December 31, 2011, and LoopNet’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, each filed with the SEC, including in the “Risk Factors” section of each of these filings, and each company’s other filings with the SEC available at the SEC’s website (www.sec.gov). Neither CoStar nor LoopNet undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information.

In connection with the acquisition of LoopNet, CoStar filed with the SEC, and the SEC declared effective, a Registration Statement on Form S-4 that included a preliminary proxy statement of LoopNet that also constituted a preliminary prospectus of CoStar. On June 7, 2011, CoStar filed a final prospectus and LoopNet filed a definitive proxy statement and LoopNet began mailing the proxy statement/prospectus to LoopNet stockholders, who approved the proposed transaction on July 11, 2011.  Investors and security holders are encouraged to read these materials as well as any other relevant documents filed with the SEC regarding the transaction, because they contain important information regarding the transaction. Copies of all documents filed with the SEC regarding the transaction, including the proxy statement/prospectus, may be obtained free of charge at the SEC’s website, www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, from CoStar’s website, www.costar.com/Investors.aspxunder the tab “SEC Filings” or from LoopNet’s website, investor.loopnet.com, under the tab “Investor Relations.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date: April 30, 2012	/s/ Brian J. Radecki

Name: Brian J. Radecki
Title: Chief Financial Officer

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of April 27, 2011, by and among CoStar Group, Inc., Lonestar Acquisition Sub, Inc. and LoopNet, Inc. (Incorporated by reference to Exhibit 2.1 to CoStar’s Current Report on Form 8-K, filed on April 28, 2011).

2.2
Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 20, 2011, among LoopNet, Inc., CoStar Group, Inc. and Lonestar Acquisition Sub, Inc.  (Incorporated by reference to Exhibit 2.1 to CoStar’s Current Report on Form 8-K, filed on May 23, 2011).

10.1
Credit Agreement dated February 16, 2012, by and among CoStar, as Borrower, CoStar Realty Information, Inc., as Co-Borrower, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (Incorporated by reference to Exhibit 10.1 to Costar’s Current Report on Form 8-K, filed on February 23, 2012).

10.2
First Amendment dated as of April 25, 2012, to the Credit Agreement dated as of February 16, 2012, among CoStar Group, Inc., CoStar Realty Information, Inc., the Lenders from time to time party thereto and JPMorgan Chase Bank N.A., as Administrative Agent.

99.1	CoStar Group, Inc. Press Release dated April 30, 2012.